Filed under Rule 497(e)

Registration No. 333-53589

VALIC COMPANY II

Supplement to the Prospectus dated January 1, 2014,

as supplemented to date

Effective immediately, in the section titled “FUND SUMMARY” for the Socially Responsible Fund under the heading “Investment Adviser,” the portfolio manager disclosure for SunAmerica Asset Management, LLC (“SAAMCo”) is hereby deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Portfolio Since	Title
Timothy Campion	2012	Lead Portfolio Manager
Kara Murphy	2013	Co-Portfolio Manager
Andrew Sheridan	2013	Co-Portfolio Manager

In the section titled “MANAGEMENT,” the last paragraph of the portfolio management disclosure for SAAMCo is deleted in its entirety and replaced with the following:

The Socially Responsible Fund is managed by a team consisting of Timothy Campion, Kara Murphy and Andrew Sheridan, with Mr. Campion serving as team leader. Mr. Campion is a Vice President, Portfolio Manager and Quantitative Analyst at SAAMCo. He is responsible for the management and trading of a wide variety of domestic equity index funds. Mr. Campion joined SAAMCo in 2012. Prior to joining SAAMCo, he was Vice President and Portfolio Manager at PineBridge Investments LLC since 1999. Ms. Murphy is the Chief Investment Officer of SAAMCo. Previously, Ms. Murphy was the Director of Research and a senior research analyst covering the financial sector. Before joining SAAMCo, Ms. Murphy held research positions at Chilton Investment Company and Morgan Stanley Investment Management. Her investment experience dates from 2000. Mr. Sheridan, the Vice President, Portfolio Manager and Senior Research Analyst, joined SAAMCo in 2003. In addition to his portfolio management responsibilities, Mr. Sheridan is a member of the SAAMCo research team, covering the technology industry.

Please retain this supplement for future reference.

Dated: October 27, 2014